UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

GRUBHUB INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36389	46-2908664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Washington Street, Suite 2100, Chicago, Illinois		60602
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 585-7878

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.  Results of Operations and Financial Condition

On July 25, 2018, Grubhub Inc. (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended June 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is intended to be furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor  shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events

On July 24, 2018, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Grubhub Holdings Inc. (“Parent”), Lobster Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), SCVNGR, Inc., d/b/a LevelUp (“LevelUp”) and Shareholder Representative Services LLC, solely in its capacity as Securityholders’ Representative.  Pursuant to the Merger Agreement, LevelUp will merge with and into Merger Sub, with LevelUp continuing as the surviving corporation as a wholly-owned subsidiary of Parent (the “LevelUp Acquisition”). The LevelUp Acquisition is anticipated to close before the end of 2018, subject to customary closing conditions, including regulatory approval.

On July 25, 2018, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)Exhibits

Exhibit Number	Description

99.1	Press Release issued by Grubhub Inc. on July 25, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Grubhub Inc. on July 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRUBHUB INC.

Date: July 25, 2018	By:	/s/ Adam DeWitt
Adam DeWitt
Chief Financial Officer